Exhibit 10.2

                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of April 17, 2001 (this "Amendment and Waiver"), among BOUNDLESS TECHNOLOGIES, INC. ("Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"; collectively with Boundless Technologies, the "Co-Borrowers"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC" collectively, with BAC, the "Guarantors") and THE CHASE MANHATTAN BANK, SILICON VALLEY BANK and NATIONAL BANK OF CANADA (collectively, the "Banks") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. The Co-Borrowers, the Guarantors, the Banks and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000, as amended by the Amendment and Waiver to Credit, dated as of July 31, 2000 and the Second Amendment to Credit Agreement, dated as of November 7, 2000, the Third Amendment and Waiver to Credit Agreement, dated as of November 16, 2000 and the Fourth Amendment to Credit Agreement, dated as of March 22, 2001 (as same may be further amended, restated, supplemented and otherwise modified, from time to time, "Credit Agreement").

     B. The Co-Borrowers have advised the Banks that the Co-Borrowers are not in compliance with the financial covenants set forth in the Credit Agreement and have requested that the Banks (a) amend certain provisions of the Credit
Agreement and (b) waive compliance with certain provisions of the Credit Agreement. The Banks have agreed to such amendments and waivers subject to the terms and conditions of this Amendment and Waiver.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment and Waiver shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment and Waiver are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

     Section 1.1. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, all Loans advanced from and after the date hereof shall be Base Rate Loans and each LIBOR Loan outstanding on the date hereof shall, upon expiration of the applicable Interest Period, be converted automatically to a Base Rate Loan.

     Section 1.2. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in their appropriate alphabetical order:

          "Inventory Cap" shall mean the amount set forth below opposite the applicable period:

          Period                                            Inventory Cap
          ------                                            -------------

          Closing Date through July 30, 2001                $3,800,000
          July 31, 2001 through August 30, 2001             $3,700,000
          August 31, 2001 through September 29, 2001        $3,600,000
          September 30, 2001 through October 30, 2001       $3,500,000
          October 31, 2001 through November 29, 2001        $3,400,000
          November 30, 2001 through December 30, 2001       $3,300,000
          December 31, 2001 through January 30, 2002        $3,200,000
          January 31, 2002 through February 27, 2002        $3,100,000
          February 28, 2002 through March 30, 2002          $3,000,000
          March 31, 2002 through April 29, 2002             $2,900,000
          April 30, 2002 through May 30, 2002               $2,800,000
          May 31, 2002 through June 29, 2002                $2,700,000
          June 30, 2002 through July 30, 2002               $2,600,000
          July 31, 2002 through August 30, 2002             $2,500,000
          August 31, 2002 through September 29, 2002        $2,400,000
          September 30, 2002 through October 30, 2002       $2,300,000
          October 31, 2002 through November 29, 2002        $2,200,000
          November 30, 2002 through December 30, 2002       $2,100,000
          December 31, 2002 through January 30, 2003        $2,000,000
          January 31, 2003 through February 27, 2003        $1,900,000
          February 28, 2003 through March 30, 2003          $1,800,000
          March 31, 2003 and thereafter                     $1,700,000

          "Fifth Amendment and Waiver" shall mean the Fifth Amendment and Waiver to Credit Agreement, dated as of April 17, 2001, by and among the Co-Borrowers, the Guarantors, the Administrative Agent and the Banks.

     Section 1.3. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

          "Bank Commitment" shall mean, with respect to each Bank, the obligation of such Bank to make Loans to the Revolving Credit Borrowers and the Term Loan Borrower and to acquire participations in Letters of Credit in an aggregate amount not to exceed the amount set forth opposite such Bank's name on the signature pages of the Fifth Amendment and Waiver under the caption "Bank Commitment", as such amounts may be adjusted in accordance with the terms of this Agreement.

          "Borrowing Base" means an amount equal to the sum of (1) eighty percent (80%) of the face amount of all Eligible Accounts of the Revolving Credit Borrowers plus (2) the lesser of (a) (i) thirty percent (30%) of Eligible Inventory of the Co-Borrowers (other than Eligible Inventory which is described in clause (2)(a)(ii)) plus (ii) fifty percent (50%) of BMS's Eligible Inventory which is the subject of the Supply Agreement or (b) the Inventory Cap; provided, that the Required Banks may increase or decrease such percentages and the foregoing inventory limitation, if, after review of each field audit of the Co-Borrowers' receivables, inventory and related books and records, the Required Banks determine that there has been a material change in the quality of the Co-Borrowers' inventory or receivables minus (3) accrued and unpaid interest on the Loans.

          "Revolving    Credit    Facility"   means   Twelve   Million   Dollars
          ($12,000,000).

     Section 1.4. Section 2.08(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety to provide as follows:

          "For the period from the Closing Date to the Termination Date, the Co-Borrowers agree to collectively pay, to the Administrative Agent for the account of each Bank a commitment fee on the average daily difference between (1) the Revolving Credit Facility and (2) the sum of (a) the aggregate principal amount of all outstanding Revolving Credit Loans, plus (b) the Letter of Credit Obligations, at the rate of one-half of one percent (1/2%) per annum, based on a year of three hundred sixty (360) days, payable in arrears on each Quarterly Date during the term of the Revolving Credit Commitment, commencing June 30, 2000, and ending on the Termination Date (the "Commitment Fee").

     Section 1.5. Section 2.08 of the Credit Agreement is hereby further amended by adding a new subsection "(g)" immediately following subsection "(f)" thereof as follows:

          "(g) Additional Amendment Fee. The Co-Borrowers agree to pay to the Administrative Agent for the account of each Bank, an additional amendment fee of One Hundred Fifty Thousand Dollars ($150,000), such fee payable as follows: $25,000, upon execution of the Fifth Amendment and Waiver, and $25,000 on May 1, 2001 and on the first day of each month thereafter, through and including September 1, 2001. Upon receipt of such fee, the Administrative Agent will promptly thereafter distribute to the Banks their respective Pro Rata Shares of such fee.

     Section 1.6. Section 11.01(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

          Section 11.01. Minimum Earnings Before Interest, Taxes, Depreciation and Amortization. The Co-Borrowers shall maintain Earnings Before Interest, Taxes, Depreciation and Amortization, for the Co-Borrowers on a consolidated basis, for each of the periods set forth below of not less than the amount set forth below opposite the applicable period:

          Period                                           Minimum Amount
          ------                                           --------------

          January 1, 2001 through March 31, 2001          ($1,700,000)
          April 1, 2001 through June 30, 2001                $550,000
          July 1, 2001 through September 30, 2001            $775,000
          October 1, 2001 through December 31, 2001        $1,500,000
          At the end of each fiscal quarter thereafter     $1,600,000

     Section 1.7. Section 11.02 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

          Section 11.02. Minimum Net Income. The Co-Borrowers shall maintain Net Income, for the Co-Borrowers on a consolidated basis, for each of the periods set forth below, of not less than the amount set forth below opposite the applicable period:

          Period                                           Minimum Amount
          ------                                           --------------

          January 1, 2001 through March 31, 2001          ($3,000,000)
          April 1, 2001 through June 30, 2001             ($1,850,000)
          July 1, 2001 through September 30, 2001           ($525,000)
          October 1, 2001 through December 31, 2001          $200,000

     At the end of each fiscal quarter thereafter $300,000

     Section 1.8. Sections 11.03 and 11.04 of the Credit Agreement are hereby deleted in their entirety.

     Section 1.9. Section 12.01 of the Credit Agreement is hereby amended by adding a new subsection "(11)" at the end thereof, as follows:

            "(11) the  Co-Borrowers  shall fail to receive on or before June 30,
                  2002 net proceeds of at least $3,750,000 from the issuance of shares of its capital stock (whether by private placement, public offering or otherwise)."

     Section 1.10. Section 9.08 of the Credit Agreement is hereby amended by adding the following new subsection "(22)" at the end thereof as follows:

            "(22) Consolidating Statements of Co-Borrowers.  Simultaneously with delivery of the consolidating financial statements referred to in subsections (1) and (2) above, a statement indicating the subtotals of the consolidating statements pertaining to each Co-Borrower."

     Section 1.11. Exhibit A (Revolving Credit Note) to the Credit Agreement is hereby amended and restated and replaced with Exhibit A attached to this Amendment and Waiver.

                                   ARTICLE 2.
                           WAIVERS TO CREDIT AGREEMENT

     Section 2.1 The Banks hereby waive compliance with Section 11.01(a) (Minimum Earnings Before Interest, Taxes, Depreciation and Amortization) solely with respect to the Fiscal Year ended December 31, 2000.

     Section 2.2 The Banks hereby waive compliance with Section 11.01(c) (Fixed Charge Coverage Ratio) solely with respect to the Fiscal Year ended December 31, 2000.

     Section 2.3 The Banks hereby waive compliance with Section 11.01(d) (Cash Flow Leverage Ratio) solely with respect to the Fiscal Year ended December 31, 2000.

     Section 2.4 The waivers set forth above are further conditioned upon receipt by the Banks of the audited consolidated and consolidating statements of the Co-Borrowers for the Fiscal Year ended December 31, 2000, which statements shall indicate that the net loss of the Co-Borrowers and the Guarantors, on a consolidated basis, is not greater than $3,500,000, in the aggregate.

     Section 2.5 The waivers set forth are limited specifically to the matters set forth above and for the specific instances and purposes given and do not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default (except as contemplated by this Section 2) under the Credit Agreement.

                                   ARTICLE 3.
                           CONDITIONS TO EFFECTIVENESS

     Section 3.1. Conditions to Effectiveness. The amendments and waivers to the Credit Agreement described herein are subject to receipt by the Administrative Agent of the following items, each in form and substance satisfactory to the
Banks:

     (a) this Amendment and Waiver, duly executed by each Co-Borrower and each Guarantor;

     (b) the original executed Revolving Credit Notes, duly executed by the Revolving Credit Borrowers in favor of each Bank, in the forms attached hereto as Exhibit A;

     (c) a certificate of the Secretary of each Co-Borrower and each Guarantor, substantially in the form of Exhibit 1 attached hereto;

     (d) a certificate of a duly authorized officer of the Co-Borrowers, substantially in the form of Exhibit 2 attached hereto; and

     (e) such other documents, instruments, approvals, opinions and evidence as the Administrative Agent and the Banks may reasonably require.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     Each Co-Borrower hereby represents and warrants to the Banks that:

     Section  4.1.  Each of the  representations  and  warranties  set  forth in
Article VIII of the Credit Agreement is true as of the date hereof with respect to the Co-Borrower and, to the extent applicable, each Guarantor and each of their respective Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks and the Administrative Agent to enter into this Amendment and Waiver, each Co-Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1999 there has been no material adverse change in the business, operations, properties or financial condition of any Co-Borrower, any Guarantor or any of their respective Subsidiaries.

     Section 4.2. To induce the Banks and the Administrative Agent to enter into this Amendment and Waiver and to continue to make advances to the Co-Borrowers pursuant to the Credit Agreement, as amended hereby, the Co-Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Co-Borrowers arising out of or with respect to any of the obligations of the Co-Borrowers and the Guarantors under the Credit Agreement.

     Section 4.3. Each Co-Borrower and each Guarantor has the corporate power and authority to enter into, perform and deliver this Amendment and Waiver and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and Waiver and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

     Section 4.4. This Amendment and Waiver and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Co-Borrowers and the Guarantors in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Co-Borrowers and the Guarantors, each of which is and shall be enforceable against Co-Borrowers and the Guarantors, as applicable, in accordance with their respective terms.

     Section 4.5. No representation, warranty or statement by the Co-Borrowers and the Guarantors contained herein or in any other document to be furnished by the Co-Borrowers and the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 4.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment and Waiver, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                                   ARTICLE 5.
                                  MISCELLANEOUS

     Section 5.1. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment and Waiver by signing (either original or via facsimile) any such counterpart.

     Section  5.2.  This   Amendment  and  Waiver  shall  be  governed  by,  and
interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 5.3. The execution and delivery of this Amendment and Waiver by the Banks shall not be deemed to be a waiver of any Default or Event of Default that has occurred or that may hereafter arise pursuant to the terms fo the Credit Agreement and the parties hereto agree that the Banks retain all of their rights and remedies under the Credit Agreement with respect to any Default or Event of Default, whether now existing or hereafter arising.

[next page is signature page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and year first above written.

                                       BOUNDLESS TECHNOLOGIES, INC.

                                       By:____________________________________
                                       Name: Joseph Gardner
                                       Title:   Vice President

                                       BOUNDLESS MANUFACTURING SERVICES, INC.

                                       By:____________________________________
                                       Name: Joseph Gardner
                                       Title:   Vice President

                                       BOUNDLESS ACQUISITION CORP.

                                       By:____________________________________
                                       Name: Joseph Gardner
                                       Title:   Vice President

                                       BOUNDLESS CORPORATION

                                       By:____________________________________
                                       Name: Joseph Gardner
                                       Title:   Vice President

Bank Commitment:                       THE CHASE MANHATTAN BANK,
----------------                       as a Bank and as Administrative Agent

Revolving Credit Loans: $4,800,000
Original Term Loan: $1,600,000
                                       By:______________________________________
                                       Name:  George Louis McKinley
                                       Title:    Vice President

Bank Commitment:                       SILICON VALLEY BANK, as a Bank
---------------

Revolving Credit Loans: $4,800,000
Original Term Loan: $1,600,000         By:______________________________________
                                       Name: Sheila Colson
                                       Title:   Vice President

Bank Commitment:                       NATIONAL BANK OF CANADA, as a Bank
----------------

Revolving Credit Loans: $2,400,000
Original Term Loan: $800,000           By:______________________________________
                                       Name:
                                       Title:


                                       By:______________________________________
                                       Name:
                                       Title:

                                THIRD AMENDED AND
                         RESTATED REVOLVING CREDIT NOTE

$4,800,000                                                 as of April 17, 2001

     FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. AND BOUNDLESS MANUFACTURING SERVICES, INC. (collectively, the "Revolving Credit Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE CHASE MANHATTAN BANK ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Four Million Eight Hundred Thousand Dollars ($4,800,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Revolving Credit Borrowers pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). The Revolving Credit Borrowers also jointly and severally promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

     The Revolving Credit Borrowers hereby authorize the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to the Revolving Credit Borrowers by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of the Revolving Credit Borrowers under the Credit Agreement or this Revolving Credit Note.

     If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

     This is one of the  Revolving  Credit  Notes  referred  to in that  certain
Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among the Revolving Credit Borrowers, Boundless Acquisition Corporation ("BAC") and Boundless

Corporation  ("BC"),  The Chase  Manhattan Bank  ("Chase"),  Silicon Valley Bank
("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

     This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of the Revolving Credit Borrowers, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

     The  Revolving  Credit  Borrowers  hereby  waive  presentment,   notice  of
dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Second Amended and Restated Revolving Credit Note, dated as of May 25, 2000, by the Revolving Credit Borrowers in favor of the Bank, in the original principal amount of $6,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

     IN WITNESS WHEREOF, each Revolving Credit Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                       BOUNDLESS TECHNOLOGIES, INC.

                                       By:
                                          -------------------------------------
                                          Name:          Joseph Gardner
                                          Title:         Vice President


                                       BOUNDLESS MANUFACTURING SERVICES, INC.



                                       By:
                                          -------------------------------------
                                          Name:          Joseph Gardner
                                          Title:         Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE

Date                                                Unpaid
Loan Made,                                          Principal      Name of
Continued,                            Amount of     Balance of     Person
Converted    Type of   Amount of      Principal     Revolving      Making
or Paid        Loan       Loan         Prepaid      Credit Note    Notation

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

                                THIRD AMENDED AND
                         RESTATED REVOLVING CREDIT NOTE

$4,800,000                                                 as of April 17, 2001

     FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. and BOUNDLESS MANUFACTURING SERVICES, INC. (collectively, the "Revolving Credit "Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of SILICON VALLEY BANK ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Four Million Eight Hundred Thousand Dollars ($4,800,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Revolving Credit Borrowers pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). The Revolving Credit Borrowers also jointly and severally promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

     The Revolving Credit Borrowers hereby authorize the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to the Revolving Credit Borrowers by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of the Revolving Credit Borrowers under the Credit Agreement or this Revolving Credit Note.

     If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

     This is one of the Revolving Credit Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among the Revolving Credit Borrowers, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

     This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of the Revolving Credit Borrowers, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

     The  Revolving  Credit  Borrowers  hereby  waive  presentment,   notice  of
dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Second Amended and Restated Revolving Credit Note, dated as of May 25, 2000, by the Revolving Credit Borrowers in favor of the Bank, in the original principal amount of $6,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

     IN WITNESS WHEREOF, each Revolving Credit Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.


                          BOUNDLESS TECHNOLOGIES, INC.

                          By:
                             -------------------------------------------------
                             Name: Joseph Gardner
                             Title: Vice President


                          BOUNDLESS MANUFACTURING
                          SERVICES, INC.

                          By:
                             -------------------------------------------------
                             Name: Joseph Gardner
                             Title: Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE

Date                                                Unpaid
Loan Made,                                          Principal      Name of
Continued,                            Amount of     Balance of     Person
Converted    Type of   Amount of      Principal     Revolving      Making
or Paid        Loan       Loan         Prepaid      Credit Note    Notation

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

                                THIRD AMENDED AND
                         RESTATED REVOLVING CREDIT NOTE

$2,400,000                                                 as of April 17, 2001

     FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. and BOUNDLESS MANUFACTURING SERVICES, INC. (collectively, the "Revolving Credit Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of NATIONAL BANK OF CANADA ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Two Million Four
Hundred Thousand Dollars ($2,400,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Revolving Credit Borrowers pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). The Revolving Credit Borrowers also jointly and severally promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

     The Revolving Credit Borrowers hereby authorize the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to the Revolving Credit Borrowers by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of the Revolving Credit Borrowers under the Credit Agreement or this Revolving Credit Note.

     If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

     This is one of the  Revolving  Credit  Notes  referred  to in that  certain
Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among the Revolving Credit Borrowers, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks

(in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

     This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of the Revolving Credit Borrowers, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

     The  Revolving  Credit  Borrowers  hereby  waive  presentment,   notice  of
dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

     This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Second Amended and Restated Revolving Credit Note, dated as of May 25, 2000, by the Revolving Credit Borrowers in favor of the Bank, in the original principal amount of $3,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

     This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

     IN WITNESS WHEREOF, each Revolving Credit Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                          BOUNDLESS TECHNOLOGIES, INC.

                          By:
                            -------------------------------------------------
                             Name: Joseph Gardner
                             Title: Vice President


                          BOUNDLESS MANUFACTURING
                          SERVICES, INC.

                          By:
                             -------------------------------------------------
                             Name: Joseph Gardner
                             Title: Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE

Date                                                Unpaid
Loan Made,                                          Principal      Name of
Continued,                            Amount of     Balance of     Person
Converted    Type of   Amount of      Principal     Revolving      Making
or Paid        Loan       Loan         Prepaid      Credit Note    Notation

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

---------   --------   ---------     ----------     -----------    -----------

                             Secretary's Certificate

     I, J. Gerald Combs, do hereby certify that I am the President of each of Boundless Technologies, Inc. and Boundless Manufacturing Services, Inc. and the chief executive officer of Boundless Acquisition Corp. and Boundless Corporation (each a "Company" and collectively, the "Companies"), and pursuant to the Fifth Amendment and Waiver to Credit Agreement, dated as of the date hereof, by and among the Companies and the several other parties thereto, FURTHER CERTIFY THAT:

     1. The Certificates of Incorporation and By-laws of each Company previously delivered to The Chase Manhattan Bank, as agent for the Banks, on May 25, 2000 have not been amended, modified, revoked or rescinded as of the date hereof;

     2. Each Company is duly formed, validly existing and in good standing in the state of its formation and has filed all statements and/or documents required by any governmental authority;

     3. Attached hereto as Exhibit A is a true and complete copy of the Resolutions adopted pursuant to unanimous written consent of the Board of Directors of each Company, duly adopted as of the date thereof, which resolutions are the only resolutions of the Board of Directors of each Company relating to the subject matter thereof, have not been amended, rescinded or revoked and are in full force and effect as of the date hereof;

     4. The following named person has been duly elected to and currently holds the office in the Corporation set forth opposite his name, and the signature appearing opposite his name is the genuine signature of such person:

        Name              Office                    Signature
        ----              ------                    ---------

        Joseph Gardner    Chief Financial Officer
                                                    ----------------------

     IN WITNESS WHEREOF, I have executed this certification this 17th day of April, 2001.

                                                  -----------------------------
                                                  J. Gerald Combs

     RESOLVED, that in connection with a Fifth Amendment and Waiver (the "Amendment and Waiver") to the Second Amended and Restated Credit Agreement and Guaranty (the "Credit Agreement), dated as of May 25, 2000, among Boundless
Technologies, Inc., Boundless Manufacturing Services, Inc., Boundless Acquisition Corp., Boundless Corporation and The Chase Manhattan Bank, Silicon Valley National Bank and National Bank of Canada (collectively, the "Banks") and The Chase Manhattan Bank, as agent for the Banks (the "Administrative Agent"), any of the officers or agents of this Corporation, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for, on behalf of and in the name of this Corporation, to make, execute and deliver the Amendment and Waiver to the Administrative Agent and the Banks and any and all other agreements, documents and instruments with or in favor of the Administrative Agent or any of the Banks and delivered in connection with the Amendment and Waiver; and

     RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by any of said officers and agents, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of the Corporation in accordance with the respective terms and provisions thereof; and

     RESOLVED, that each of the officers of the Corporation are hereby authorized and directed to execute and deliver any further certificates, instruments or documents, and take any further actions, in the name and on behalf of the Corporation, as may be required or contemplated under the Amendment and Waiver, or any of the other agreements, documents and instruments delivered in connection therewith, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolutions.

                          BOUNDLESS TECHNOLOGIES, INC.
                     BOUNDLESS MANUFACTURING SERVICES, INC.

                              OFFICER'S CERTIFICATE

     I, JOSEPH GARDNER, the duly elected, qualified and acting Vice President of each of BOUNDLESS TECHNOLOGIES, INC. and BOUNDLESS MANUFACTURING SERVICES, INC. (collectively, the "Co-Borrowers"), DO HEREBY CERTIFY THAT, in connection with the Third Amendment and Waiver to Credit Agreement, dated as of the date hereof (the "Amendment and Waiver"), by and among the Co-Borrowers, Boundless Acquisition Corp., Boundless Corporation, The Chase Manhattan Bank, Silicon Valley Bank, National Bank of Canada (collectively, the "Banks") and The Chase Manhattan Bank, as Administrative Agent for the Banks, the representations and warranties by each Co-Borrower and each Guarantor set forth in the Credit Agreement, are true and correct, in all material respects, on and as of the date hereof (unless limited to an earlier date, in which event they shall be true, in all material respects, as of such earlier date), and, after giving effect to the Amendment and Waiver, no Event of Default or Default has occurred and is continuing as of the date hereof or could result from the transactions contemplated by the Amendment and Waiver.

     Capitalized terms used in this certificate and not defined shall have the meaning assigned to them in the Credit Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name as of this 17th day of April, 2001.


                                  Name:  Joseph Gardner

                                  Title:   Vice President of each of Boundless
                                           Technologies, Inc. and Boundless
                                           Manufacturing Services, Inc.